UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 28, 2003
                Date of Report (Date of earliest event reported)


                             ______________________



                         NORTH AMERICAN SCIENTIFIC, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                        0-26670                    51-0366422
(State or other jurisdiction        (Commission               (I.R.S. Employer
    of incorporation)                File Number)            Identification No.)


                   20200 Sunburst Street, Chatsworth, CA 91311
               (Address of principal executive offices) (Zip Code)



                                 (818) 734-8600
              (Registrant's telephone number, including area code)

                             ______________________

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c)  Exhibits.

     Exhibit No.      Description of Exhibit
     -----------      ----------------------

        99.1          Press Release of the Company dated August 28, 2003


Item 9. Regulation FD Disclosure

The information required by Item 12. Results of Operations and Financial Condition is being furnished under this Item 9 pursuant to SEC guidance set forth in SEC Release No. 33-8216 (March 27, 2003).

The information in this Form 8-K is furnished pursuant to Item 12. Results of Operations and Financial Condition. Such information, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

On August 28, 2003, the Company issued a press release (the "Press Release") announcing its results of operations for the quarter ended July 31, 2003. A copy of the Press Release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    NORTH AMERICAN SCIENTIFIC, INC.




Date:  August 28, 2003              By: /s/_L._Michael_Cutrer___________________
                                         Name:   L. Michael Cutrer
                                         Title:  President and
                                                 Chief Executive Officer
                                                 (Principal Executive Officer)